DocuSign Envelope ID: C742A163-8FC8-4C66-BDC3-A0EB9F42C9B2 CONFIDENTIAL November 7, 2019 Alon USA, LP 7102 Commerce Way Brentwood, Tennessee 37027 Re: Early Termination Election Ladies and Gentlemen: Reference is made to the Second Amended and Restated Supply and Offtake Agreement dated as of February 1, 2015, between Alon USA, LP (the “Company”) and J. Aron & Company LLC fka J. Aron & Company (“Aron”), as amended from time to time (the “S&O Agreement”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the S&O Agreement. With respect to the S&O Agreement, the parties hereto agree as follows: As of the date hereof, the S&O Agreement is hereby amended by restating clause (i) of Section 3.2 to read as follows: (i) gives the other Party at least four (4) months prior notice of any such election pursuant to Article 26, Subject to the foregoing, the S&O Agreement is and remains in full force and effect. This letter agreement may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission will be effective as delivery of a manually executed counterpart hereof. This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 1 ny-1790479

DocuSign Envelope ID: C742A163-8FC8-4C66-BDC3-A0EB9F42C9B2 Please indicate your agreement and acceptance of the foregoing by signing this amendment letter and returning a copy to the undersigned. Upon your signature, this amendment letter shall become a binding agreement of the Company and Aron as of the date first written above. Very truly yours, J. ARON & COMPANY LLC By: __________________________________ Title: _________________________________ AGREED AND ACCEPTED: ALON USA, LP By: Alon USA GP II, LLC, its General Partner By: ____________________________ Title: ___________________________Cfo By: ____________________________ Title: VP___________________________ & Treasurer ny-1790479